Exhibit 99.1

                    SEPARATION AGREEMENT AND GENERAL RELEASE


         THIS SEPARATION AGREEMENT AND GENERAL RELEASE (this "AGREEMENT") is entered into as of February 1, 2005 by and between JONATHAN HERZOG ("HERZOG"), on the one hand, and AVENUE GROUP, INC., a Delaware corporation (the "Company"), on the other, with respect to the following facts:

                                    RECITALS

                  WHEREAS, Herzog is one of the original founders of the Company and has served as an executive of the Company in a number of capacities, most recently as Executive Vice President and Secretary.

                  WHEREAS, Herzog and the Company are parties to that certain Employment Agreement dated as of September 1, 2002 (the "Employment Agreement") pursuant to which Herzog serves as Executive Vice President, Secretary and as a director of the Company.

                  WHEREAS, Herzog and the Company have mutually agreed that it would be in the best interests of the Company that Herzog and the Company release each other of their respective obligations under the Employment Agreement and that Herzog facilitate the sale back to the Company of all the shares of the Company's common stock which are deemed to be controlled by him, all subject to the terms, and for the consideration, set forth in this Agreement.

                  WHEREAS, in recognition of the fact that Herzog deferred salary from December 1, 2004 through February 1, 2005 and in satisfaction of the parties mutual obligations under the Employment Agreement, the Company shall pay Herzog a cash payment of $92,250, to be paid as follows: $72,250 payable on the Termination Date (as defined below) plus $10,000 on March 1, 2005 and $10,000 on April 1, 2005.

                  WHEREAS, in addition the Company and Herzog desires to complete an exchange of shares of the Company's common stock for shares of the common stock of ROO Group, Inc., a Delaware corporation ("ROO"), owned by the Company, all subject to the terms, and for the consideration, set forth in this Agreement.

                  NOW, THEREFORE, in consideration for the covenants and agreements contained herein, and other good and valuable consideration, the parties hereto agree as follows:

                  1. TERMINATION OF EMPLOYMENT. Herzog and the Company hereby agree that the last date of Herzog's employment with the Company shall be the Termination Date, as hereafter defined. Herzog hereby agrees to resign as a director and officer of the Company and from any other positions Herzog may hold with the Company or any of its subsidiaries on the Termination Date and the Company shall accept such resignations. In addition, the obligations of the parties under the Employment Agreement shall terminate effective as of the

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Termination Date. Except as otherwise specifically set forth in this Agreement, the Company shall have no further obligations to Herzog and all compensation and benefits payable to him shall cease as of the Termination Date. Herzog hereby acknowledges that except for the payments contemplated in Section 2, below, he has been paid all accrued compensation, wages, bonus or vacation pay, benefits and other compensation owed to him by the Company or to which he may be entitled up to and through the Termination Date and hereby releases the Company of any further obligations to pay any such amounts except as specifically contemplated by this Agreement. The "TERMINATION DATE" shall be a date mutually agreeable to Herzog and the Company on which the Company and Herzog shall deliver the following:

                           (a) Deliveries by Herzog. Herzog shall deliver, or
cause to be delivered, the following to the Company:

                                    (i) The Company Shares (as defined in
Section 3, herein);

                                    (ii) A cash payment of $125,000; and

                                    (iii) His resignation as an officer and
director of the Company

                           (b) Deliveries by the Company. The Company shall
deliver, or cause to be delivered, the following:

                                    (i)  A cash payment of $72,250 pursuant to
Section 2 herein;

                                    (ii) The ROO Shares pursuant to Section 3,
herein); and

                                    (iii) A cash payment of $125,000 as
instructed by Herzog.

                           (c) Deliveries by the Company and Herzog. Both the
Company and Herzog (and any seller of the Company Shares arranged by Herzog) shall execute irrevocable letters of instruction to the transfer agents for the Company and ROO instructing the transfer agents to transfer the Company Shares to the Company and the transfer of the ROO Shares to Herzog and his spouse.

The termination of Herzog's employment with the Company shall become effective only upon the delivery of all of the items set forth in subparagraphs (a)-(c), above.

                  2. PAYMENTS PURSUANT TO THE EMPLOYMENT AGREEMENT. Herzog and the Company acknowledge and agree that Herzog has deferred his compensation from the Company and that he is owed a total of $20,500 based on his employment with the Company through the end of January 2005. In addition, in satisfaction of the Company's obligations to Herzog under the Employment Agreement from the date hereof through the expiration date of the Employment Agreement on September 1, 2005, the Company shall pay Herzog $71,750, for a total aggregate amount of $92,250 (the "Cash Payment"). The Company agrees to pay Herzog the Cash Payment as follows: $72,250 on or before the Termination Date, $10,000 on or before


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March 1, 2005 and $10,000 on or before April 1, 2005. The Company shall deduct from each of the Cash Payments applicable withholding taxes for Herzog at the rate of fifteen percent (15%) for US federal and five percent (5%) for California state.

                  3. EXCHANGE OF SHARES OF THE COMPANY AND ROO. On and subject to the terms and conditions set forth in this Agreement, on or prior to the Termination Date, Herzog shall cause to be delivered to the Company a total of 10,000,000 shares (the "Company Shares") of the Company's common stock and shall pay the Company a cash payment of $125,000 in exchange for the delivery by the Company to Herzog (and his spouse) of 12,500,000 shares of the common stock of ROO (the "ROO Shares") owned by the Company and a cash payment of $125,000. The cash payments for the Company Shares and the ROO Shares shall be paid by check or wire transfer to an account designated by each of the relevant parties in exchange for certificates representing the Company Shares and the ROO Shares duly endorsed in blank or accompanied by appropriate stock powers. In connection with the exchange of shares contemplated by this Section 3, the parties shall execute the Subscription and Exchange Agreement in the form attached hereto as Exhibit A (the "Subscription Agreement"), which Subscription Agreement is incorporated herein by this reference.

                  4. RELEASE OF CLAIMS.

                           a. RELEASE BY HERZOG. As a material inducement to the
Company to enter into this Agreement, Herzog does hereby covenant not to sue and fully and forever waives, releases, and discharges, on his own behalf and on behalf of any dependents, heirs, affiliates, successors and assigns, each of the Company and any entity or individual affiliated with the Company, including, without limitation, any of its attorneys, accountants, predecessors, successors, agents, directors, officers and employees ("COMPANY RELEASED PARTIES") from all rights, claims, actions and suits of all kinds and descriptions that Herzog may have against the Company Released Parties arising out of the Employment Agreement, his employment with the Company and/or his resignation or termination therefrom, and any ownership interest he may have in the Company Shares other than claims arising from fraudulent or criminal actions of any of the Company Released Parties, including, but not limited to any claim that the Company discriminated against Herzog on the basis of his race, sex, religion, national origin, handicap, ancestry or age, that the Company violated any promise or agreement either express or implied with Herzog, or that the Company have terminated him for any illegal reason or in an illegal fashion, including specifically without limiting the generality of the foregoing any claim under the Employee Retirement Income Security Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, or any claim for employment discrimination, defamation, liable, interference with contract, business relationships, or prospective economic advantage, emotional distress, wrongful termination, wages, severance pay, deferred compensation, stock options, bonus, sick leave, holiday pay, vacation pay, life insurance, health and medical insurance, or any other fringe benefit or commissions.

                           b. RELEASE BY COMPANY. The Company hereby covenants
not to sue and fully and forever waives, releases and discharges Herzog and (if applicable) each of his attorneys, successors, assigns, estates, heirs, and spouses (collectively, the "HERZOG RELEASED PARTIES") from and against any and all liabilities, claims, debts, demands, causes of action, charges, complaints,


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actions, obligations, costs, expenses, attorneys' fees, damages, injuries, losses, agreements, promises, interests, judgments, accounts and other legal responsibilities arising in law, equity or otherwise, of any and every kind, nature and character whatsoever which any of the Company ever had, now have, or claim to have against any Herzog Released Parties, other than claims arising from fraudulent or criminal actions of any Herzog Released Parties.

                           c. NO ASSIGNMENT OF CLAIMS. Herzog and the Company
represent and warrant that they have not heretofore assigned or transferred to any person or entity of any kind or entity of any kind any matter released herein. To the extent that the release set forth in Section 4 of this Agreement runs in favor of persons or entities not signatory hereto, this Agreement is hereby declared to be made for each of their express benefits and uses.

                           d. WAIVER OF UNKNOWN CLAIMS. It is a further
condition of the consideration herein and is the intention of Herzog and the Company in executing this instrument that the same shall be effective as a bar to each and every claim, demand, and cause of action hereinabove specified and, in furtherance of this intention, Herzog and the Company hereby expressly waive any and all rights or benefits conferred by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and/or any similar rule of law adopted by statute or otherwise in any other of the United States and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and conditions, including those relating to unknown and unsuspected claims, demands and causes of actions, if any, as well as those relating to any other claims, demands and causes of actions hereinabove specified. Section 1542 of the California Civil Code provides:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Herzog and the Company acknowledge that they may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, might have materially affected this settlement. Nonetheless, Herzog and the Company hereby waive any right, claim or causes of action that might arise as a result of such different or additional claims or facts. Herzog and the Company hereby acknowledge that they understand the significance and consequence of such release and such specific waiver of SECTION 1542.

                           f. NO PRIOR ASSIGNMENT. No party to this Agreement
has heretofore assigned, transferred, or granted, or purported to assign, transfer or grant, any of the claims, demands, and cause or causes of action released pursuant to this Agreement. Herzog represents that he is the owner of the claims, demands and cause or causes of action that he is releasing, and shall indemnify, defend, and hold the Company Released Parties free and harmless from and against all claims, demands, and cause or causes of action made or asserted by any other person, firm or entity purporting to be the owner of any claims, demands, and cause or causes of action so released. The Company represents that they are the owner of the claims, demands and cause or causes of action that they are releasing, and shall indemnify, defend, and hold the Herzog Released Parties free and harmless from and against all claims, demands, and


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cause or causes of action made or asserted by any other person, firm or entity purporting to be the owner of any claims, demands, and cause or causes of action so released.

                           g. CLAIMS ARISING OUT OF THIS AGREEMENT. Nothing is
this Agreement shall constitute a release by the Company or Herzog of any claims arising out of this Agreement, including, without limitation, any claims relating to the payment of the Cash Payment pursuant to Section 2 hereof.

                  5. NO ADMISSION. The Company and Herzog understand and agree that neither this Agreement nor the consideration referenced above is to be construed as an admission on the part of the Company Released Parties or the Herzog Released Parties, or any of them, of any liability whatsoever.

                  6. CONFIDENTIAL INFORMATION. During his employment with the Company, Herzog has been given access to, and has received and been entrusted with confidential information, including but in no way limited to records, development, marketing, organizational, financial, management, administrative, production, distribution and sales information, data, specifications and processes owned by the Company or their affiliates, agents or consultants, or used in the course of their business that is not otherwise part of the public domain (collectively, the "CONFIDENTIAL MATERIAL"). All such Confidential Material is considered secret and is acknowledged by Herzog to have been made available to Herzog in confidence. Herzog covenants and agrees that he will not at any time reveal, divulge or make known to any person, firm or corporation any information, knowledge or data of a proprietary nature relating to the business of the Company or any of their affiliates which is not or has not become generally known or public. Herzog, as the case may be shall hold, in a fiduciary capacity, for the benefit of the Company, all information, knowledge or data of a proprietary nature, relating to or concerned with, the operations, customers, developments, sales, business and affairs of the Company and their affiliates which is not generally known to the public and which is or was obtained by Herzog prior to the date of this Agreement. Herzog recognizes and acknowledges that all such information, knowledge or data is a valuable and unique asset of the Company and accordingly agree not to discuss or divulge any such information, knowledge or data to any person, firm, partnership, corporation or organization other than to the Company Entities, its affiliates, designees, assignees or successors or except as may otherwise be required by the law, as ordered by a court or other governmental body of competent jurisdiction, or in connection with the business and affairs of the Company.

                  7. MATERIAL BREACH. In the event any party breaches any of the provisions, covenants or promises set forth Sections 4 and 6 or other provisions of this Agreement, the injured party will be entitled, in addition to damages, all rights and remedies available at law and equity including, without limitation, injunctive relief from a court of competent jurisdiction, enjoining the party which committed the breach, or any of them, their agents, attorneys, and all others acting on his or its behalf from any further disclosure or dissemination of information or any activity in breach of Sections 4 and 6 of this Agreement.

                  8. COSTS. Each party shall bear her or its own costs and attorneys' fees in connection with the negotiation and preparation of this Agreement.

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                  9. ENTIRE AGREEMENT. This Agreement contains the sole and
entire agreement and understanding of the parties with respect to the entire subject matter hereof, and any and all prior discussions, negotiations, commitments or understandings related thereto, if any are hereby merged herein and therein. No representations, oral or otherwise, express or implied, other than those specifically referred to in this Agreement have been made by any party hereto.

                  10. WAIVER, MODIFICATION AND AMENDMENT. No provision hereof may be waived unless in writing signed by all parties hereto. Waiver of any one provision herein shall not be deemed to be a waiver of any provision herein. This Agreement may be amended or modified only by a written agreement executed by all of the parties hereto.

                  11. BINDING ON PARTIES. This Agreement, and all the terms and provisions hereof, shall be binding on the parties and their respective heirs, legal representatives, successors and assigns, and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns. The parties shall defend, indemnify and hold the other parties harmless from any claim or action brought by any third party related to this Agreement or any claim or matter released herein.

                  12. VOLUNTARY AGREEMENT. This Agreement in all respects has been voluntarily and knowingly executed by the parties after each party has had the opportunity to review it with their respective legal counsel. All parties have participated in the drafting of this Agreement. Accordingly, no rule of construction shall apply against any party or in favor of any party, and any uncertainty or ambiguity shall not be interpreted against any party and in favor of another.

                  13. ACKNOWLEDGMENT. Herzog acknowledges that he has been given a reasonable period of time to study this Agreement before signing it. Herzog certifies that he has fully read, has received an explanation of, and completely understands the terms, nature and effect of this Agreement. Herzog further acknowledges that he is executing this Agreement freely, knowingly and voluntarily. In executing this Agreement, Herzog does not rely on any inducements, promises or representations by the Company or any person other than the terms and conditions of this Agreement.

                  14. NO RELIANCE. The parties acknowledge that they have read this Agreement, that they are relying solely upon the contents of this Agreement, and are not relying upon any other representations, warranties, or inducements whatsoever as an inducement to enter into this Agreement, other than those referenced herein, and acknowledge that no representations, warranties, or covenants have been made which are not referenced in this Agreement.

                  15. NO WAIVER. Failure to insist on compliance with any term, covenant, or condition contained in this Agreement shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power contained in this Agreement at any one time or more times be deemed a waiver or relinquishment of any right or power at any other time or times.

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                  16. GOVERNING LAW. This Agreement shall be construed and
enforced in accordance with the laws of the State of California.

                  17. ARBITRATION AND WAIVER OF JURY TRIAL. Any and all disputes which may arise from or relate to this Agreement or the employment of Herzog or the termination of such employment shall be subject to final and binding arbitration to be held in Los Angeles, California. All such disputes shall be arbitrated under the auspices and rules of the Judicial Arbitration and Mediation Service, Inc./EndDispute, or if it is no longer in existence, under the auspices and rules of the American Arbitration Association pursuant to its Expedited Labor Arbitration Rules in effect at the time the claim or dispute arises. There shall be one arbitrator, who shall be a retired superior court or federal court judge. The arbitrator shall have the authority only to enforce the legal and contractual rights of the parties and shall not add to, modify, disregard or refuse to enforce any contractual provision. The arbitrator shall have no right, power or jurisdiction to award Herzog any punitive or exemplary damages of any kind. DAY AND THE COMPANIES RECOGNIZE AND AGREE THAT BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING ANY AND ALL RIGHTS TO A TRIAL BY JURY. Notwithstanding any of the foregoing, this provision for arbitration shall not prevent the Company, or any of them, from seeking injunctive relief for violation of the provisions of Sections 4 and 6 hereof. The prevailing party in any arbitration or in any action or proceeding involving injunctive relief shall be entitled to recover her or its reasonable attorneys' fees and costs.

                  18. SEVERABILITY. Should any portion, word, clause, phrase, sentence or paragraph of this Agreement be declared void or unenforceable, such portion shall be considered independent of and severable from the remainder, the validity of which shall remain unaffected.

                  19. TITLES AND CAPTIONS. Paragraph titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

                  20. COUNTERPARTS. This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with the other signed counterparts, shall constitute one agreement, which shall be binding and effective as to the parties. This Agreement shall be effective on the date last executed by one of the parties hereto if so executed in counterparts.

                  21. FURTHER ASSURANCES; COOPERATION IN LITIGATION. Herzog hereby agrees that from time to time at the reasonable request of the Company, Herzog will execute and deliver such additional instruments and take such other actions as the Company may reasonably require to carry out the terms of this Agreement. In addition, Herzog agrees that, without further consideration, he will from time to time assist the Company with its reasonable requests and inquiries regarding the historical business and operations of the Company of which Herzog is aware and of which he had dealt with in a substantive manner. In connection with the foregoing, Herzog agrees to use his best efforts to locate and deliver to the Company all of the Company's files and documents in his possession to the Company's offices in Encino, California, as soon as reasonably possible following the Termination Date and to deliver the Company's PC containing its computer files.

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                  22. REPRESENTATION BY COUNSEL. Herzog agrees and acknowledges that Jeffer, Mangels, Butler & Marmaro, LLP ("JMBM") has served as counsel to the Company, and not as counsel to Herzog, in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby. Herzog further acknowledges that JMBM has advised him to seek his own separate counsel in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

AVENUE GROUP, INC.



By /s/ Levi Mochkin
   ----------------
Name: Levi Mochkin
Title: President and Chief Executive Officer



/s/ Jonathan Herzog
-------------------
JONATHAN HERZOG

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